PREPAID EXPENSES AND OTHER CURRENT RECIVABLES (Schedule of Prepaid expenses and other current receivables) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Other Receivables, Net, Current [Abstract]
Advances to suppliers	$ 11,898	$ 7,201
Prepaid expenses	1,928	1,203
Government institutions	879	641
Income tax	44	3,303
Other	345	590
Total other current receivables	$ 15,094	$ 12,938